Exhibit 99.2

Fiscal 2004 Results April 15, 2005

Forward Looking Statement THIS PRESENTATION CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 WITH RESPECT TO THE FINANCIAL CONDITION, RESULTS OF OPERATIONS, AND BUSINESS OF THE COMPANY. THESE FORWARD LOOKING STATEMENTS INVOLVE CERTAIN RISKS AND UNCERTAINTIES. OUR ACTUAL RESULTS MAY DIFFER SIGNIFICANTLY FROM THOSE PROJECTED IN THE FORWARD LOOKING STATEMENTS. FACTORS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD LOOKING STATEMENTS INCLUDE, AMONG OTHERS, THE FOLLOWING POSSIBILITIES: (1) COMPETITIVE PRESSURE IN THE COMPANY'S INDUSTRY; (2) FLUCTUATIONS IN THE PRICE OF STEEL, ALUMINUM AND OTHER RAW MATERIALS; (3) GENERAL ECONOMIC CONDITIONS ARE LESS FAVORABLE THAN EXPECTED; (4) THE COMPANY'S DEPENDENCE ON THE AUTOMOTIVE INDUSTRY (WHICH HAS HISTORICALLY BEEN CYCLICAL); (5) PRICING PRESSURE FROM AUTOMOTIVE INDUSTRY CUSTOMERS AND THE POTENTIAL FOR RE- SOURCING OF BUSINESS TO LOWER-COST PROVIDERS OVERSEAS; (6) CHANGES IN THE FINANCIAL MARKETS AFFECTING THE COMPANY'S FINANCIAL STRUCTURE AND THE COMPANY'S COST OF CAPITAL AND BORROWED MONEY; (7) THE UNCERTAINTIES INHERENT IN INTERNATIONAL OPERATIONS AND FOREIGN CURRENCY FLUCTUATIONS; AND (8) THE RISKS DESCRIBED IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THE FORWARD-LOOKING STATEMENTS. THE COMPANY HAS NO DUTY UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 TO UPDATE THE FORWARD LOOKING STATEMENTS IN THIS PRESENTATION AND THE COMPANY DOES NOT INTEND TO PROVIDE SUCH UPDATES.

Financial Statement Comments Period financial results are not comparable due to the Company's emergence from Chapter 11 and adjustment for the elimination of the one month lag in reporting the results of certain international operations. Earnings from operations excluding fresh start accounting adjustments and reorganization items are used by management as the primary profitability measure (also referred to as earnings from operations excluding one-time adjustments in this presentation).

Agenda Company Highlights & Strategy Curt Clawson, President, CEO & Chairman of the Board Financial Review and Outlook Jim Yost, Vice President of Finance & CFO

Company Overview

Never Compromise on Integrity, Safety, Quality or Customers BE A PREMIER AUTOMOTIVE SUPPLIER Be the lowest cost producer Have the best people in the industry Grow through maximizing our customer satisfaction Technology and Innovation Our Vision

Highlights - Fiscal Year 2004 Net sales of $2.2 billion, up 9% from 2003 Adjusted EBITDA of $223.9 million despite steel cost increases and difficult market conditions Used cash flow to expand in low-cost countries Reduced dependence on domestic Big 3 and continued to diversify customer base Strengthened liquidity through accounts receivable securitization facility and new term loan Continued to drive safety improvements

Continued Growth and Leadership Total Sales North America Steel Wheels #1 Cast Aluminum Wheels #3 Cast Aluminum Crossmembers #1 Aluminum Intake Manifolds #1 Commercial Highway Steel Wheels #2 Europe Steel Wheels #1 Cast Aluminum Wheels #3 Commercial Highway Steel Wheels #2 South America Cast Aluminum Wheels #1 Steel Wheels #2 Leading Market Positions (Management's estimate) Sales remain strong year after year, despite weaker volumes in North America Growth in international markets continues to fuel sales growth 9.2% growth

Diversified Revenue Stream Diversified product offering - wheels, suspension, brake and powertrain, commercial highway Revenues outside of North America continue to expand as we grow to meet customer demand internationally BY SEGMENT BY REGION Sales are diversified by both product and geography Based on Fiscal 2004 results

Strong Global OEM Relationships Sales by Customer Sales to the Big 3 decreased from 54% in 2001 to 44% in 2004

Reinforcing Liquidity to Position Company for Growth Established $75M Accounts Receivable Securitization program in North America during fourth quarter of 2004 At January 31, 2005 approximately $57M of receivables were securitized Amended and Restated Credit Agreement in April 2005 which - Permitted a $150M offering of Term Loan C debt Net proceeds used to prepay approximately $70M of Term Loan B, the remaining $75M to fund strategic growth initiatives Reduced Term Loan B interest rate by 50 bps Favorably modified Term Loan B financial covenants Allows the Company to retain 50% of the net proceeds from the proposed divestiture of Hubs & Drums Plan to launch $25M European Accounts Receivable Securitization program during the first-half of 2005

Top Platforms in 2004 International Wheels North American Wheels Components On all top 10 selling platforms in Europe On 7 of top 10 selling platforms in North America

Incidence Rate Trend Incidence Rate - World Wide Operations Continue to drive safety improvements

Invest in the Right Products Focus on product leadership and growth prospects Invest in the Right Geography Focus on cost effective location with strong local and export opportunities Aggressive Cost Reductions Focus on Six Sigma and Lean Manufacturing and drive productivity improvements OUR STRATEGY FOCUS ON VALUE CREATION

Innovation Leader Leader in product technology: In 2004, launched Novachrome wheels on a Big 3 passenger car Plan to launch Flex wheel on multiple passenger cars in mid-2005 Launched Zinc dust brake coatings Application currently used on popular Big 3 SUV Plan to expand application to several Big 3 passenger cars during 2005 Novachrome Flex Hayes continues to invest in product and process technology

Key 2005 Launches International Wheels North American Wheels Components In 2005, Hayes will launch new and carry-over platforms expected to total approximately $300 million in sales annually

Invest in the Right Products Focus on product leadership and growth prospects Invest in the Right Geography Focus on cost effective location with strong local and export opportunities Aggressive Cost Reductions Focus on Six Sigma and Lean Manufacturing and drive productivity improvements OUR STRATEGY FOCUS ON VALUE CREATION

Capacity Rationalization and Optimization Closed Howell, MI aluminum wheel facility Announced the closure of LaMirada, CA aluminum wheel facility Plan to close one European wheel facility during 2005 Implementing low-pressure casting technology in North America Optimized Commercial Highway wheel production globally Centralized financial transaction processing in U.S. Optimization of capacity allows the Company to improve overall cost structure making it more competitive

Mitigated Risk of Rising Commodity Prices Net cost increases in steel & iron negatively impacted fiscal 2004 earnings by $18M Gross steel costs were partially offset by increased customer pricing and scrap sales Purchase contracts in place through year-end 2005 Negotiated significant steel price recovery with global customer base for 2005 Aluminum price fluctuations passed through to customers Productivity essential to offsetting yearly price give-backs, labor economics and rising steel prices

Invest in the Right Products Focus on product leadership and growth prospects Invest in the Right Geography Focus on cost effective location with strong local and export opportunities Aggressive Cost Reductions Focus on Six Sigma and Lean Manufacturing and drive productivity improvements OUR STRATEGY FOCUS ON VALUE CREATION

LOW COST PROVIDER WITH GLOBAL PRESENCE Facilities in 14 Countries Approximately 11,000 Employees Worldwide Only aluminum and steel wheel producer with true global capabilities Manufacturing capabilities on 5 continents including facilities in low-cost countries such as Brazil, Czech Republic, India, Mexico, South Africa, Thailand and Turkey x x x x x x x x x x x x x x x x xx x x x x x x x x

PRODUCTION SHIFT TO LOW-COST COUNTRIES FY2001 Sales by Production Region FY2004 Sales by Production Region Other Countries (2) Other Countries (2) Low-Cost Countries (1) Low-Cost Countries (1) Hayes Lemmerz has a global footprint in low-cost countries, and has actively expanded that footprint during the past 3 years (1) "Low-cost countries" include Brazil, Czech Republic, India, Mexico, South Africa, Thailand and Turkey. (2) Other countries include Belgium, Germany, Italy, Netherlands, Spain and the U.S.

Key 2005 Projects Investments to fuel future growth in low-cost countries and strengthen North American market position

Summary Continued strong revenue growth in International Markets Robust worldwide commercial truck market Declining reliance on Big 3 customer base Rationalizing excess capacity Strengthened balance sheet and increased liquidity Investing in high growth areas

Fiscal 2004 Financial Review

Financial Statement Comments Period financial results are not comparable due to the Company's emergence from Chapter 11 and the elimination of the one month lag in reporting the results of certain international operations. Earnings from operations excluding fresh start accounting adjustments and reorganization items are used by management as the primary profitability measure (also referred to as earnings from operations excluding one-time adjustments in this presentation).

2004 Financial Review Financial Highlights ($ in Millions) 1 Please refer to the appendix for a reconciliation of this non-GAAP financial measure and an explanation of why the Company's management believes this financial measure provides useful information to investors. 2 Includes the impact of our North American A/R securitization program. At year-end the impact of the program, netted with the loss of Ford Optional Early Discount program is approximately $41 million. Strong sales and international expansion

FY 2004 vs. FY 2003 Change in Net Sales ($ in millions) International volume incl. acquisitions $154 North American volume ($65)

FY 2004 vs. FY 2003 Earnings (Loss) from Operations Excluding One-Time Adjustments 1 ($ in Millions) 1 Please refer to the appendix for a reconciliation of this non-GAAP financial measure and an explanation of why the Company's management believes this financial measure provides useful information to investors. Steel & Iron ($18M) Volume/Price/Mix ($14M) Depreciation ($10M) Performance/Other $21M Foreign Exchange $5M Sarbanes Oxley $(4M) Development of future programs ($4M) Acquisitions ($4M) SAP System Implementation / Other Corporate Initiatives ($6M) Employee Costs / Economics ($4M) Foreign Exchange ($7M)

2004 Financial Review Segment Highlights ($ in Millions) 1 Please refer to the appendix for a reconciliation of this non-GAAP financial measure and an explanation of why the Company's management believes this financial measure provides useful information to investors. Continued growth in International Operations and Commercial Highway offset by lower volumes in North America

2004 Free Cash Flow1 ($ in Millions) 1 Please refer to the appendix for a reconciliation of this non-GAAP financial measure and an explanation of why the Company's management believes this financial measure provides useful information to investors. 2 Includes the impact of our North American A/R securitization program. At year-end the impact of the program, netted with the loss of Ford Optional Early Discount program is approximately $41 million.

Capital Structure Impact of new Term C debt offering completed in April 2005 ($ in millions) 21

Liquidity EXCELLENT LIQUIDITY

Outlook

2005 Assumptions Vehicle production estimates 15.8 million units in North America. 20.5 million units in Europe Strong commercial highway demand Class 8 truck production 270 thousand units in North America Trailer production 304 thousand units in North America 2005 Steel Outlook Steel contracts with suppliers in place Negotiated significant recovery from customers to help mitigate overall impact of higher raw material prices

2005 Outlook ($ in millions) 1 Please refer to the appendix for a reconciliation of this non-GAAP financial measure and an explanation of why the Company's management believes this financial measure provides useful information to investors.

Appendix

Earnings from Operations Excluding one-time items

Non-GAAP Financial Information Adjusted EBITDA1 ($ in Millions) 1 Please refer to slide 44 for an explanation of why the Company's management believes this financial measure provides useful information to investors.

2005 Financial Outlook

Non - GAAP Financial Measures Earnings (from operations excluding fresh start accounting adjustments and reorganization items: Earnings from operations excluding fresh start accounting adjustments and reorganization items is used by management as a non-GAAP financial measure of the Company's primary profitability measure because it excludes fresh start accounting adjustments and reorganization items which do not represent normal operating performance of the Company as these items relate only to the Company's Chapter 11 filings and emergence. Free Cash Flow: Free cash flow is used by management as a non-GAAP financial measure because it identifies the amount of cash available to meet principal debt amortization requirements, pay dividends to stockholders, or make corporate investments.

Financial Measures Adjusted EBITDA: EBITDA, a measure used by management to measure operating performance, is defined as earnings from operations plus depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to exclude: (i) asset impairment losses and other restructuring charges; (ii) reorganization items; and (iii) other items. We reference these non-GAAP financial measures as a management group frequently in our decision making because they provide supplemental information that facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors' historical operating performance. Institutional investors generally look to Adjusted EBITDA in measuring performance, among other things. We use Adjusted EBITDA to facilitate quantification of planned business activities and enhance subsequent follow-up with comparisons of actual to planned Adjusted EBITDA. In addition, incentive compensation for management is based on Adjusted EBITDA. We are disclosing these non-GAAP financial measures in order to provide transparency to investors. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to earnings from operations as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because not all companies use identical calculations, these presentations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, Adjusted EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements.